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                                                                    EXHIBIT 23.3

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into Heritage Propane Partners, L.P.'s previously filed Registration Statements File No. 333-40407 and File No. 333-86057.


Tulsa, Oklahoma                                       /s/  Arthur Andersen LLP
   November 28, 2001                                  -------------------------